UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 1, 2006


                            GALLERY OF HISTORY, INC.
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              (Exact name of registrant as specified in its charter)



         Nevada                     0-13757                    88-0176525
----------------------------     ------------              -------------------
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
     of Incorporation)           File Number)              Identification No.)


                          3601 West Sahara Avenue
                        Las Vegas, Nevada 89102-5822
            --------------------------------------------------
            (Address of Principal Executive Office) (Zip Code)


                               (702) 364-1000
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           (Registrant's telephone number, including area code)



                                Not Applicable
       --------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

                 Section 5 - Corporate Governance and Management



Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.




Effective May 1, 2006, Glenn Olnick resigned as a member of the Company's Board of Directors. Mr. Olnick's resignation was not based on any disagreement with the Company on any matter relating to the Company's operations, policies or practices.



















                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.






                                                 GALLERY OF HISTORY, INC.


Date: May 2, 2006                                By:  /s/ TODD AXELROD
                                                     -----------------------
                                                     Todd Axelrod,
                                                     Chief Executive Officer


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